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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2005
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19591 (Commission File Number)	33-0245076 (IRS Employer Identification No.)

5820 Nancy Ridge Drive San Diego, California (Address of principal executive offices)		92121 (Zip Code)
Registrant’s telephone number, including area code (858) 860-2500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 7, 2005, IDM Pharma, Inc., or IDM, announced the final results of the Phase 1 clinical trial of its EP HIV-1090 DNA vaccine in 40 HIV-1-infected individuals with full suppression of HIV-1 replication on stable anti-retroviral therapy. The trial opened to accrual in October 2002, all subjects completed vaccine immunization and clinical follow-up in October 2004, and immune response testing was completed in August 2005.
The press release announcing the final results of the Phase 1 clinical trial of IDM’s EP HIV-1090 DNA vaccine is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
99.1   Press Release, dated September 7, 2005, entitled “IDM Announces Final Results of Phase 1 Therapeutic AIDS Vaccine Study at AIDS Vaccine 2005 International Conference.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: September 9, 2005	By:	/s/ ROBERT J. DE VAERE
Robert J. De Vaere
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated September 7, 2005, entitled “IDM Announces Final Results of Phase 1 Therapeutic AIDS Vaccine Study at AIDS Vaccine 2005 International Conference.”